SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 25, 2005
                                                  ------------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 12
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             (Exact name of registrant as specified in its charter)


      California                     333-107181                72-1566910
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 12 ("Series 12") has acquired an interest in:

o Marshall Senior Housing Limited Partnership, a Minnesota limited partnership.

This entity is referred to herein as a local limited partnership.

o        Marshall owns the Marshall Square Apartments in Marshall, Minnesota.

         The following tables contain information concerning the local limited partnership identified herein and its property:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
MARSHALL      Marshall      Marshall     August 2005  $4,008,532   87 1BR Units  $432-$470   $1,582,369   $1,120,716
              Square        (Lyon                                  3 2BR Units   $545        MHFA
              Apartments    County),                                                         (2)
                            Minnesota
              1 building                                                                     $1,528,315
                                                                                             MHFA (3)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 12 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 12 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2. Minnesota Housing Finance Agency will provide the first mortgage loan for a term of 30 years at an annual interest rate of 6.75% per annum. Principal and interest will be payable based on a 30-year amortization schedule.

3. Minnesota Housing Finance Agency will provide the second mortgage loan for a term of 30 years at no interest. Outstanding principal will be due on maturity of the loan.


Marshall (Marshall): Marshall is in Lyon County, Minnesota on State Highways 19 and 68, approximately 186 miles southwest of St. Paul. The population of the Marshall market area is approximately 25,400. The major employers for Marshall residents are The Schwan Food Company, U.S. BanCorp Business Equipment Finance Group, and Hy-Vee Food Stores.

-----------------------------------------------------------------------------------------------------------------
                                            LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                       GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL       PROPERTY      PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 12's CAPITAL
PARTNERSHIP     PARTNERS       MANAGER (1)   FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
MARSHALL        Marshall      Westport      $442,500       Series 12:          99.98/.01/.01        $818,205
                Senior        Properties,                  Greater of 10%      19.99/.01/80
                Housing, LLC  Inc.                         or $5,000

                Harold W.                                  LGP: 70%
                Teasdale
                                                           The balance:
                Thomas J.                                  24.99% to
                Cooper                                     Series 12, .01%
                                                           to SLP and
                                                           75% to the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------

1. The local limited partnership will employ either its local general partners or an affiliate of its local general partners, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partners or an affiliate of its local general partners fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

3. Reflects the plan of distributions for the net cash flow from operations, if any, of the local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 12, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner (SLP), and (iii) the local general partners (LGP).

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 12, (ii) the SLP and
     (iii) the LGP. Net cash proceeds from sale or refinancing of the apartment complex is equal to the sale proceeds less payment of the mortgage loan and other local limited partnership obligations.


Item 9.01.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Marshall Senior Housing Limited Partnership Agreement of Limited Partnership, and related documents

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 12

                              By:   WNC National Partners, LLC,
                                    General Partner

Date: February 8, 2005              By:   WNC &  Associates, Inc.,
                                          Managing Member

                                          By: /s/ THOMAS J. RIHA
                                              -------------------
                                              Thomas J. Riha,
                                              Senior Vice President - Chief
                                              Financial Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


     99.1 Marshall Senior Housing Limited Partnership Agreement of Limited Partnership, and related documents